EXHIBIT 23.2

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 of ParkerVision, Inc. of our report dated March 10, 2000 relating to the financial statements which appear in the Annual Report on Form 10-K for the year ended December 31, 1999.

                                        /s/ PricewaterhouseCoopers LLP

                                        PRICEWATERHOUSECOOPERS LLP

Jacksonville, Florida
August 7, 2000